UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  October 31

Date of reporting period:  10/31/2017

Item 1.  Reports to Stockholders.

Annual Report 10/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Multi-Asset Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index
1-Year	16.26%	9.58%	23.20%
Since Inception (8/27/15)	9.98	7.03	12.96

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 16.26% during the reporting period. In comparison, the MSCI All Country World Index (the “Index”) produced a return of 23.20% over the same period.

MARKET OVERVIEW

Shortly after the reporting period began, markets turned to “risk-on” mode after the surprise election of Donald Trump. Equities climbed and U.S. Treasury yields rose to levels not experienced since 2014. The 10-year yield opened the reporting period on November 1, 2016 at 1.38% and ended 2016 at 2.44%.

Global economic data continued to improve during the reporting period. Business and consumer confidence are at cyclical highs in many countries. Monetary policy in the United

States tightened during the reporting period, with the Federal Reserve (the “Fed”) raising its benchmark interest rate in December 2016, March 2017 and June 2017, each time by one-quarter of 1 percentage point. The Fed also announced the beginning of its plan to passively reduce the size of its balance sheet in September 2017. While we do not expect this process to have meaningful impact on bond markets, we are more cautious on the potential for tax cuts and the upcoming appointment of a new Fed chair.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Against this backdrop, equity markets throughout the globe produced positive absolute returns. Emerging market equities outperformed other international and U.S. counterparts, with the MSCI Emerging Markets Index up 26.45% for the one-year ended October 31, 2017, the MSCI All Country World Index up 23.20%, and the S&P 500 Index up 23.63%. Year to date in 2017, U.S. Treasury rates fell overall from the close of 2016 and ended the reporting period at 2.38%. In this environment, the Bloomberg Barclays U.S. Aggregate Bond Index produced a muted return of 0.90% for the one-year ended October 31, 2017.

FUND REVIEW

The Fund’s absolute performance was driven by positive performance across its equity and fixed income components. The primary driver of the Fund’s positive performance during the reporting period came from its equity components. This was driven mostly by widespread strong performance across our international and domestic equity strategies. The largest contributors were the global equity, international equity and large cap core strategies.

In terms of asset allocation, our macroeconomic tools and research indicate positive global economic growth that is making a new cyclical high. The new peak is being driven by strong data in the western hemisphere, the continued expansion in Europe and a recovery in emerging markets that continues to gain widespread traction.

In our view, this macro backdrop has justified our high equity exposure in the portfolio and we believe it will continue to support this positioning in the near-term. In particular, we have a relative value tilt to European equities, where the Euro area expansion looks to be holding firm, which is funded through an underweight to U.S. equities. In Europe, we see cheaper valuations by a number of metrics and with the election of Emmanuel Macron in France political risk is receding. We continue to have a preference for emerging market equities given cheaper valuations and an economic cycle that is younger in comparison to the developed world.

The fixed income component in aggregate was a positive contributor to performance. A top contributor during the period was our allocation to credit assets. In particular, our bank loan and global high yield strategies were large contributors. Credit assets have been some of the best performing assets on a risk-adjusted basis during the period. On the credit side, we continue to see warning signs that we are in late cycle stages. Specifically, growing corporate leverage and the resulting tighter lending standards could increase credit market vulnerability. As a result, we have no exposure to certain areas of the credit markets, particularly high yield bonds. We do have a preference for bank loans, where we see comparable spreads for less interest rate and energy sector risk.

We also view the current business cycle as very extended, a fact that is reflected in the expensive valuations of several asset classes

4 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

as well as the build-up of leverage in the corporate sector. In the credit cycle corporate leverage typically follows a cyclical pattern that precedes changes in credit conditions by several quarters and is followed by a re-pricing of credit spreads. Today the non-financial corporate credit cycle has reached cyclical highs, surpassing the 2008 peak and approaching the peaks of 1989 and 2000. All three of these episodes coincided with recessions.

We continue to see attractive income and total return opportunities in emerging markets local debt, given attractive real yields, stable inflation and cheap currency valuations in most high-yielding markets. During the period our allocation to emerging markets local debt was a positive contributor to absolute performance. We see value in this asset class in comparison to other income oriented assets. In addition, many emerging markets have room to cut rates as inflation declines and we believe this will provide some capital appreciation.

During the reporting period, our allocation to certain alternative strategies was a slight detractor to performance. In particular, Oppenheimer Global Multi Strategies Fund and Oppenheimer Fundamental Alternatives Fund, which we had exposure to through over-the-counter total return swaps, posted slight positive returns for the period, but did not keep pace with other risk-oriented assets like equities. These funds seek to offer the diversification benefits of hedge fund-like strategies and use systematic and fundamental techniques to generate return. Both funds seek to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. We believe having exposure to these funds provides a great diversification strategy in this equity-dominated growth Fund. During the period we added exposure to Master Limited Partnerships (“MLPs”) because of their cheap valuations and attractive yields. Despite a move higher in energy prices MLPs struggled during the period and did not outperform the Index. In our view, we started to see the excess supply of oil start to normalize, which should provide some upside and stability to prices. We continue to be bullish on MLPs due to the attractive yield relative to other income sources.

One of our key market views at the turn of the year was that the U.S. dollar, though already significantly overvalued, would continue to appreciate in light of a shifting U.S. policy landscape. A united Republican Congress and presidency had increased the odds of fiscal stimulus which, coupled with monetary tightening already underway, created the potential for meaningful fiscal and monetary policy divergence between the United States and other major developed countries. As we explained at the time, such a policy mix was likely to boost the greenback against other major currencies. Throughout the year, the U.S. dollar has fallen on a trade-weighted basis. This has been a headwind to our currency positioning and has been a detractor during the period.

5 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

With a few setbacks to the current administration’s agenda and tax reform still an open question, we have reduced our U.S. dollar long position to neutral and continue to express relative relative-value views in high-yielding emerging market currencies such as the Turkish lira, Russian ruble and Indian rupee versus their developed-market peers. We have also added long exposure to Japanese yen as a means of balancing risk in this strategy.

The Fund’s return shaping strategies, which are designed to improve our overall risk profile, detracted from performance during the reporting period. Under normal circumstances, we expect return shaping strategies to cost money, like any insurance premium, and commensurately enhance returns or partially protect principal in environments of extreme market volatility. These strategies are also often used as an efficient way to access upside market participation, especially when we are running lower levels of risk. During the period, we utilized downside hedges to reduce tail risk and layer in some downside mitigation in the event we had a risk-off environment. In the absence of volatility during the period, the premium spent for downside hedges was a small detractor.

STRATEGY & OUTLOOK

The Fund’s investment objective is to seek capital appreciation. The Fund is managed by the Global Multi-Asset Group, which relies on its proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. The Fund invests in a globally diversified set of growth generating assets like traditional equities, fixed income assets, and alternatives. The Fund will dynamically allocate across assets based on the investment team’s views. The Fund seeks to capture the best opportunities for growth with less risk than the broad equity market.

We have modest return expectations given valuations in most asset classes and prefer relative value opportunities rather than large directional tilts in the portfolio. We see an accelerating growth picture abroad as a potential tailwind to risk assets in the near term. We do have a relative value preference for European and emerging market equities versus the U.S. equity market, where we see cheaper valuations and earlier stages of the business cycle. With that said, we have increased our equity exposure and continue to prefer diversified income sources with attractive real yields. We do see increasing vulnerabilities in credit markets with non-financial corporate leverage nearing previous cyclical peaks, which causes us to prefer bank loans to high yield corporate debt.

As always, we continue to closely monitor the developments in the credit cycle as well as the political and policy landscape to assess risks to the macro outlook and financial markets. While some fundamental risks have increased, the current macro backdrop is quite favorable to risk assets in the near term and we don’t see a clear catalyst for increased volatility.

6 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Should we see deterioration in economic data, or volatility spread to equities and credit, we stand ready to adapt to a changing environment.

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA Portfolio Manager

Benjamin Rockmuller, CFA Portfolio Manager

Alessio de Longis, CFA Portfolio Manager

7 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	1.3%
Alphabet, Inc., Cl. C	1.1
SAP SE	0.7
Alibaba Group Holding Ltd., Sponsored ADR	0.7
Facebook, Inc., Cl. A	0.7
Citigroup, Inc.	0.7
Infineon Technologies AG	0.6
UnitedHealth Group, Inc.	0.6
Comcast Corp., Cl. A	0.6
Nippon Telegraph & Telephone Corp.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	57.0%
Japan	5.7
France	5.1
United Kingdom	3.8
Germany	3.0
China	2.9
Switzerland	2.4
Canada	1.9
Russia	1.5
India	1.4

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2017, and are based on total market value of investments.

PORTFOLIO ALLOCATION

Common Stocks	63.0%
Investment Companies Oppenheimer Fundamental Alternatives Fund	7.2
Oppenheimer Global High Yield Fund	4.5
Oppenheimer Global Multi Strategies Fund	5.8
Oppenheimer Institutional Government Money Market Fund	4.5
Oppenheimer Master Loan Fund, LLC	2.4
Oppenheimer Senior Floating Rate Fund	3.4
Foreign Government Obligations	7.1
U.S. Government Obligations	1.9
Short-Term Notes	0.1
Preferred Stocks	0.1
Rights, Warrants and Certificates	—*
Over-the-Counter Options Purchased	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on the total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	58.9%
Europe	18.2
Asia	15.0
Latin & South America	4.0
Emerging Europe	2.3
Middle East/Africa	1.6

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2017, and are based on total market value of investments.

8 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	Since Inception
Class A (QMGAX)	8/27/15	16.26%	9.98%
Class C (QMGCX)	8/27/15	15.42	9.15
Class I (QMGIX)	8/27/15	16.60	10.27
Class R (QMGRX)	8/27/15	16.03	9.73
Class Y (QMGYX)	8/27/15	16.41	10.16

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	Since Inception
Class A (QMGAX)	8/27/15	9.58%	7.03%
Class C (QMGCX)	8/27/15	14.42	9.15
Class I (QMGIX)	8/27/15	16.60	10.27
Class R (QMGRX)	8/27/15	16.03	9.73
Class Y (QMGYX)	8/27/15	16.41	10.16

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

9 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Actual	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During 6 Months Ended October 31, 2017
Class A	$ 1,000.00	$ 1,065.10	$ 5.74
Class C	1,000.00	1,059.90	9.65
Class I	1,000.00	1,065.90	4.44
Class R	1,000.00	1,063.40	7.04
Class Y	1,000.00	1,065.90	4.96

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.66	5.62
Class C	1,000.00	1,015.88	9.44
Class I	1,000.00	1,020.92	4.34
Class R	1,000.00	1,018.40	6.89
Class Y	1,000.00	1,020.42	4.85

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.10%
Class C	1.85
Class I	0.85
Class R	1.35
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS October 31, 2017

	Shares	Value
Common Stocks—62.5%
Consumer Discretionary—9.9%
Auto Components—1.4%
Bridgestone Corp.	4,400	$210,119
Continental AG	1,013	257,122
Delphi Automotive plc	1,539	152,946
Koito Manufacturing Co. Ltd.	1,800	120,132
Valeo SA	3,320	224,640
		964,959

Automobiles—0.6%
Astra International Tbk PT	57,500	33,919
Bayerische Motoren Werke AG	720	73,386
Hero MotoCorp Ltd.	2,354	139,918
Subaru Corp.	2,600	89,555
Suzuki Motor Corp.	1,600	87,573
		424,351

Diversified Consumer Services—0.2%
Dignity plc	1,495	48,125
Estacio Participacoes SA	2,400	21,518
New Oriental Education & Technology Group, Inc., Sponsored ADR	420	34,961
		104,604

Hotels, Restaurants & Leisure—2.0%
Accor SA	1,589	79,309
Carnival Corp.	3,292	218,556
Cedar Fair LP1	702	43,945
China Lodging Group Ltd., Sponsored ADR[2]	614	82,208
Domino’s Pizza Group plc	15,510	69,191
Galaxy Entertainment Group Ltd.	14,000	95,374
Genting Bhd	59,285	126,738
Genting Malaysia Bhd	12,500	14,852
Jollibee Foods Corp.	5,270	25,419
McDonald’s Corp.	1,297	216,482
Sands China Ltd.	38,400	181,078
Starbucks Corp.	930	51,001
Whitbread plc	1,116	54,732
Wyndham Worldwide Corp.	375	40,069
Yum China Holdings, Inc.[2]	1,640	66,174
		1,365,128

Household Durables—0.9%
Newell Brands, Inc.	443	18,066
SEB SA	572	106,631
Sony Corp.	6,900	289,404
Whirlpool Corp.	1,140	186,880
		600,981

13 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Internet & Catalog Retail—0.6%
Amazon.com, Inc.[2]	118	$130,423
Ctrip.com International Ltd., ADR[2]	1,780	85,244
Priceline Group, Inc. (The)[2]	30	57,359
Rakuten, Inc.	9,700	103,250
		376,276

Leisure Products—0.3%
Nintendo Co. Ltd.	600	233,688

Media—1.0%
Comcast Corp., Cl. A	11,153	401,843
DISH Network Corp., Cl. A2	552	26,794
ProSiebenSat.1 Media SE	1,976	68,927
SES SA, Cl. A, FDR	3,418	55,588
Technicolor SA	10,532	37,345
Walt Disney Co. (The)	318	31,104
Zee Entertainment Enterprises Ltd.	8,010	67,073
		688,674

Multiline Retail—0.2%
Dollarama, Inc.	1,061	118,107
Target Corp.	784	46,288
		164,395

Specialty Retail—1.2%
AutoNation, Inc.[2]	1,213	57,496
AutoZone, Inc.[2]	343	202,198
Dufry AG2	666	99,177
Industria de Diseno Textil SA	2,089	78,086
Lowe’s Cos., Inc.	2,968	237,292
Nitori Holdings Co. Ltd.	200	28,962
O’Reilly Automotive, Inc.[2]	279	58,855
Steinhoff International Holdings NV	13,579	59,078
		821,144

Textiles, Apparel & Luxury Goods—1.5%
adidas AG	227	50,516
Burberry Group plc	913	23,058
Christian Dior SE	195	66,969
Cie Financiere Richemont SA	999	92,210
Hanesbrands, Inc.	1,860	41,850
Hermes International	185	96,037
Kering	506	232,010
LVMH Moet Hennessy Louis Vuitton SE	919	274,267
Pandora AS	865	81,773
PRADA SpA	14,700	50,878
Tapestry, Inc.[2]	770	31,532
		1,041,100

14 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Consumer Staples—5.6%
Beverages—1.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,487	$20,194
Anheuser-Busch InBev SA/NV	484	59,332
Coca-Cola Co. (The)	934	42,945
Coca-Cola European Partners plc	2,974	121,518
Constellation Brands, Inc., Cl. A	201	44,037
Dr Pepper Snapple Group, Inc.	379	32,465
Fomento Economico Mexicano SAB de CV	6,320	55,174
Fomento Economico Mexicano SAB de CV, Sponsored ADR	270	23,693
Heineken NV	1,088	106,010
Kweichow Moutai Co. Ltd., Cl. A	600	55,981
Molson Coors Brewing Co., Cl. B	449	36,311
Nigerian Breweries plc	25,253	10,542
PepsiCo, Inc.	2,902	319,887
Pernod Ricard SA	2,162	324,355
		1,252,444

Food & Staples Retailing—0.7%
Alimentation Couche-Tard, Inc., Cl. B	1,558	73,051
Atacadao Distribuicao Comercio e Industria Ltda[2]	6,400	31,459
BIM Birlesik Magazalar AS	1,355	27,657
CP ALL PCL	39,134	82,484
Jeronimo Martins SGPS SA	216	3,925
Magnit PJSC	668	88,071
Shoprite Holdings Ltd.	1,972	28,212
SPAR Group Ltd. (The)	4,584	54,063
Walgreens Boots Alliance, Inc.	324	21,472
Wal-Mart Stores, Inc.	849	74,126
		484,520

Food Products—1.9%
Barry Callebaut AG2	55	85,871
Danone SA	2,975	243,161
Kraft Heinz Co. (The)	2,743	212,116
Mondelez International, Inc., Cl. A	4,533	187,802
Nestle SA	2,708	227,837
Saputo, Inc.	2,747	99,183
Unilever plc	2,293	130,052
Vietnam Dairy Products JSC	840	5,585
Want Want China Holdings Ltd.	31,000	25,361
WH Group Ltd.[3]	99,000	100,262
		1,317,230

Household Products—0.4%
HRG Group, Inc.[2]	469	7,607
Kimberly-Clark de Mexico SAB de CV, Cl. A	9,635	16,590
Procter & Gamble Co. (The)	581	50,163
Reckitt Benckiser Group plc	1,483	132,638
Spectrum Brands Holdings, Inc.	275	30,228

15 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Household Products (Continued)
Weatherford International plc[2]	9,636	$33,437
		270,663

Personal Products—0.3%
Amorepacific Corp.	104	29,194
AMOREPACIFIC Group	68	8,696
Beiersdorf AG	301	33,765
LG Household & Health Care Ltd.	102	107,125
Natura Cosmeticos SA	300	2,840
		181,620

Tobacco—0.5%
Philip Morris International, Inc.	2,451	256,472
Swedish Match AB	1,781	67,055
		323,527

Energy—3.9%
Energy Equipment & Services—0.4%
Halliburton Co.	840	35,902
Schlumberger Ltd.	2,722	174,208
TechnipFMC plc[2]	1,584	43,087
		253,197

Oil, Gas & Consumable Fuels—3.5%
Antero Midstream GP LP	1,670	31,246
Buckeye Partners LP1	1,370	72,761
Chevron Corp.	1,301	150,773
ConocoPhillips	668	34,168
Enbridge, Inc.	961	36,960
Energy Transfer Equity LP1	7,120	126,380
Energy Transfer Partners LP1	7,570	131,794
Enterprise Products Partners LP1	4,410	108,045
EQT Midstream Partners LP1	510	37,261
Genesis Energy LP1	950	22,125
Husky Energy, Inc.[2]	2,735	35,446
Koninklijke Vopak NV	1,193	51,647
Magellan Midstream Partners LP1	5,193	356,811
MPLX LP1	2,720	95,907
Novatek PJSC, Sponsored GDR	1,055	120,425
Phillips 66	298	27,142
Phillips 66 Partners LP1	780	39,320
Plains All American Pipeline LP1	1,530	30,554
Plains GP Holdings LP, Cl. A	1,500	30,600
Rice Midstream Partners LP1	1,980	41,065
Suncor Energy, Inc.	10,335	350,977
Tallgrass Energy GP LP, Cl. A	2,410	60,250
Tallgrass Energy Partners LP1	200	8,728
Targa Resources Corp.	2,070	85,905
TC PipeLines LP1	1,910	101,784

16 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
TOTAL SA	2,488	$138,775
Western Gas Partners LP1	590	28,255
Williams Cos., Inc. (The)	1,110	31,635
Williams Partners LP1	1,710	63,338
		2,450,077

Financials—10.0%
Capital Markets—2.1%
Ameriprise Financial, Inc.	289	45,240
Bank of New York Mellon Corp. (The)	3,799	195,459
BlackRock, Inc., Cl. A	108	50,850
Charles Schwab Corp. (The)	947	42,463
China International Capital Corp. Ltd., Cl. H3	8,000	16,660
CME Group, Inc., Cl. A	1,477	202,600
Intercontinental Exchange, Inc.	3,263	215,684
Morgan Stanley	957	47,850
Nasdaq, Inc.	971	70,543
NEX Group plc	7,232	60,918
S&P Global, Inc.	1,012	158,348
TP ICAP plc	9,510	68,765
UBS Group AG2	14,276	243,189
		1,418,569

Commercial Banks—3.3%
Banco de Chile	32,380	4,967
Banco Santander SA	22,421	152,158
Bank Mandiri Persero Tbk PT	58,600	30,511
Bank of America Corp.	8,492	232,596
Bank of the Philippine Islands	530	1,007
Bank Pekao SA	196	6,409
Bank Rakyat Indonesia Persero Tbk PT	18,600	21,435
Citigroup, Inc.	6,446	473,781
Credicorp Ltd.	150	31,416
FirstRand Ltd.	12,892	46,732
Grupo Aval Acciones y Valores SA, ADR	3,400	28,288
Grupo Financiero Banorte SAB de CV, Cl. O	2,533	15,033
Grupo Financiero Inbursa SAB de CV, Cl. O	22,634	38,900
HSBC Holdings plc	24,775	241,588
ICICI Bank Ltd., Sponsored ADR	14,332	131,138
JPMorgan Chase & Co.	2,050	206,250
KeyCorp	3,079	56,192
Kotak Mahindra Bank Ltd.	3,467	54,868
Lloyds Banking Group plc	69,730	63,232
Sberbank of Russia PJSC, Sponsored ADR	2,530	36,298
SunTrust Banks, Inc.	2,023	121,805
US Bancorp	2,966	161,291
Zenith Bank plc	159,308	11,292

17 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Commercial Banks (Continued)
Zions Bancorporation	1,488	$69,132
		2,236,319

Consumer Finance—0.6%
American Express Co.	2,536	242,239
Cholamandalam Investment & Finance Co. Ltd.	606	10,780
Discover Financial Services	1,581	105,184
Prosegur Cash SA2,3	24,127	78,836
		437,039

Diversified Financial Services—1.1%
Ayala Corp.	510	10,178
B3 SA-Brasil Bolsa Balcao	12,100	88,402
Berkshire Hathaway, Inc., Cl. B2	1,574	294,244
Grupo de Inversiones Suramericana SA	1,693	21,493
Hong Kong Exchanges & Clearing Ltd.	732	20,386
ING Groep NV	9,049	167,122
Moscow Exchange (The)	12,056	24,382
ORIX Corp.	8,300	143,002
		769,209

Insurance—2.0%
AIA Group Ltd.	16,200	121,921
American International Group, Inc.	1,428	92,263
Aon plc	371	53,212
Brighthouse Financial, Inc.[2]	219	13,617
Hartford Financial Services Group, Inc. (The)	874	48,114
Marsh & McLennan Cos., Inc.	1,576	127,546
MetLife, Inc.	3,532	189,244
Ping An Insurance Group Co. of China Ltd., Cl. H	14,000	122,955
Progressive Corp. (The)	3,124	151,983
Prudential plc	14,101	347,103
Sul America SA	3,933	21,557
XL Group Ltd.	1,402	56,739
		1,346,254

Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp.	406	43,474
Digital Realty Trust, Inc.	243	28,781
Invitation Homes, Inc.	845	19,072
Mid-America Apartment Communities, Inc.	978	100,098
Prologis, Inc.	872	56,314
Ventas, Inc.	971	60,930
		308,669

Real Estate Management & Development—0.2%
Ayala Land, Inc.	31,400	26,266
Emaar Properties PJSC	10,596	23,983
Scout24 AG3	1,647	66,009

18 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Real Estate Management & Development (Continued)
SM Prime Holdings, Inc.	61,000	$43,767
		160,025

Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	7,512	198,090

Health Care—5.7%
Biotechnology—1.2%
3SBio, Inc.[2,3]	8,500	15,212
Amgen, Inc.	247	43,279
Biocon Ltd.	1,920	10,668
Biogen, Inc.[2]	162	50,489
Celgene Corp.[2]	2,393	241,621
Celltrion Healthcare Co. Ltd.[2]	226	11,899
CSL Ltd.	959	102,280
Galapagos NV2	112	10,864
Gilead Sciences, Inc.	2,536	190,099
Grifols SA	4,081	127,792
Wuxi Biologics Cayman, Inc.[2,3]	500	2,835
		807,038

Health Care Equipment & Supplies—1.0%
Boston Scientific Corp.[2]	3,399	95,648
Coloplast AS, Cl. B	169	14,861
Danaher Corp.	729	67,265
Essilor International SA	655	82,965
Intuitive Surgical, Inc.[2]	83	31,155
Medtronic plc	326	26,249
Sonova Holding AG	466	84,194
Stryker Corp.	934	144,648
William Demant Holding AS2	2,770	80,028
Zimmer Biomet Holdings, Inc.	455	55,337
		682,350

Health Care Providers & Services—1.1%
Apollo Hospitals Enterprise Ltd.	1,699	27,242
Express Scripts Holding Co.[2]	2,103	128,893
Humana, Inc.	104	26,556
Laboratory Corp. of America Holdings[2]	266	40,887
Mediclinic International plc	1,830	14,136
Sinopharm Group Co. Ltd., Cl. H	20,000	89,545
Sonic Healthcare Ltd.	1,425	23,760
UnitedHealth Group, Inc.	1,975	415,185
		766,204

Health Care Technology—0.3%
Bharti Infratel Ltd.	19,472	133,207

19 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Health Care Technology (Continued)
Cerner Corp.[2]	1,601	$108,100
		241,307

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	1,139	77,486
Lonza Group AG2	469	124,703
Samsung Biologics Co. Ltd.[2,3]	112	38,722
Thermo Fisher Scientific, Inc.	192	37,215
		278,126

Pharmaceuticals—1.7%
Allergan plc	224	39,699
Bayer AG	1,259	164,439
Bristol-Myers Squibb Co.	895	55,186
Celltrion, Inc.[2]	126	19,611
Dr. Reddy’s Laboratories Ltd.	660	24,722
GlaxoSmithKline plc, Sponsored ADR	1,262	45,975
Glenmark Pharmaceuticals Ltd.	603	5,764
Hutchison China MediTech Ltd., ADR[2]	150	4,567
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	7,628	77,338
Merck & Co., Inc.	5,788	318,861
Mylan NV2	2,101	75,027
Novo Nordisk AS, Cl. B	2,400	119,429
Pfizer, Inc.	2,661	93,295
Roche Holding AG	336	77,683
Valeant Pharmaceuticals International, Inc.[2]	2,824	33,013
		1,154,609

Industrials—8.9%
Aerospace & Defense—1.0%
Airbus SE	3,287	336,216
Lockheed Martin Corp.	1,004	309,393
MTU Aero Engines AG	202	34,111
Spirit AeroSystems Holdings, Inc., Cl. A	392	31,399
		711,119

Air Freight & Couriers—0.1%
FedEx Corp.	112	25,291
XPO Logistics, Inc.[2]	705	48,892
ZTO Express Cayman, Inc., ADR[2]	1,140	18,228
		92,411

Airlines—0.4%
Alaska Air Group, Inc.	931	61,474
Japan Airlines Co. Ltd.	4,300	147,222
Southwest Airlines Co.	431	23,214
Spirit Airlines, Inc.[2]	1,070	39,686
		271,596

20 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Building Products—0.3%
SMC Corp.	500	$191,855

Commercial Services & Supplies—0.7%
Edenred	2,995	86,332
Johnson Controls International plc	3,124	129,302
KAR Auction Services, Inc.	1,121	53,057
Prosegur Cia de Seguridad SA	13,075	99,771
Republic Services, Inc., Cl. A	481	31,299
Waste Connections, Inc.	710	50,176
Waste Management, Inc.	579	47,576
		497,513

Construction & Engineering—0.7%
Boskalis Westminster	1,562	55,838
Ferrovial SA	7,559	164,265
Vinci SA	2,374	232,524
		452,627

Electrical Equipment—1.1%
Legrand SA	1,219	90,585
Mitsubishi Electric Corp.	10,500	180,368
Nidec Corp.	1,000	132,368
Philips Lighting NV3	5,205	196,905
Schneider Electric SE	1,798	157,718
		757,944

Industrial Conglomerates—0.7%
General Electric Co.	10,065	202,910
Jardine Strategic Holdings Ltd.	1,500	62,958
Seibu Holdings, Inc.	6,900	123,464
Siemens AG, Sponsored ADR	406	29,240
SM Investments Corp.	3,260	60,394
		478,966

Machinery—0.9%
Aalberts Industries NV	2,174	107,046
Atlas Copco AB, Cl. A	2,559	111,950
Caterpillar, Inc.	492	66,814
Deere & Co.	156	20,729
Kubota Corp.	5,400	101,795
PACCAR, Inc.	362	25,966
Parker-Hannifin Corp.	358	65,374
Stanley Black & Decker, Inc.	117	18,901
Wabtec Corp.	415	31,748
Weir Group plc (The)	1,266	32,820
		583,143

Professional Services—1.1%
Bureau Veritas SA	4,259	114,127

21 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Professional Services (Continued)
Equifax, Inc.	328	$35,598
Experian plc	3,234	68,072
Intertek Group plc	1,250	89,986
Nielsen Holdings plc	3,863	143,201
Recruit Holdings Co. Ltd.	13,300	325,596
		776,580

Road & Rail—0.5%
Canadian National Railway Co.	2,090	168,224
Canadian Pacific Railway Ltd.	661	114,644
Kansas City Southern	259	26,993
		309,861

Trading Companies & Distributors—1.0%
Brenntag AG	3,040	172,154
Bunzl plc	3,345	104,237
Fastenal Co.	1,945	91,357
Ferguson plc	693	48,326
ITOCHU Corp.	12,000	210,558
Travis Perkins plc	4,408	89,006
		715,638

Transportation Infrastructure—0.4%
Beijing Capital International Airport Co. Ltd., Cl. H	94,000	154,285
DP World Ltd.	2,728	64,790
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,601	28,553
Malaysia Airports Holdings Bhd	22,108	43,277
		290,905

Information Technology—12.9%
Communications Equipment—0.4%
Cisco Systems, Inc.	3,797	129,668
Motorola Solutions, Inc.	559	50,612
Nokia OYJ	16,036	78,756
		259,036

Electronic Equipment, Instruments, & Components—1.1%
Hitachi Ltd.	13,000	103,445
Hoya Corp.	3,100	167,552
Keyence Corp.	200	110,652
Spectris plc	1,920	65,290
TDK Corp.	1,500	115,780
TE Connectivity Ltd.	1,519	138,183
Zebra Technologies Corp., Cl. A2	230	26,678
		727,580

Internet Software & Services—3.9%
Alibaba Group Holding Ltd., Sponsored ADR[2]	2,663	492,362
Alphabet, Inc., Cl. A2	33	34,090

22 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Internet Software & Services (Continued)
Alphabet, Inc., Cl. C2	745	$757,397
Baidu, Inc., Sponsored ADR[2]	1,225	298,827
China Literature Ltd.[2]	4	28
eBay, Inc.[2]	3,608	135,805
Facebook, Inc., Cl. A2	2,733	492,104
MercadoLibre, Inc.	10	2,403
NAVER Corp.	129	103,328
NetEase, Inc., ADR	183	51,591
Tencent Holdings Ltd.	6,000	270,253
United Internet AG	1,151	72,813
		2,711,001

IT Services—1.3%
Amadeus IT Group SA	1,256	85,206
Amdocs Ltd.	2,565	166,982
Atos SE	850	132,121
First Data Corp., Cl. A2	2,640	47,018
Infosys Ltd.	3,817	54,325
Mastercard, Inc., Cl. A	1,019	151,597
PayPal Holdings, Inc.[2]	3,354	243,366
Tata Consultancy Services Ltd.	984	39,903
		920,518

Semiconductors & Semiconductor Equipment—2.7%
Applied Materials, Inc.	2,943	166,074
ASML Holding NV	681	122,856
Broadcom Ltd.	387	102,133
Infineon Technologies AG	15,294	418,736
Marvell Technology Group Ltd.	3,266	60,323
Maxim Integrated Products, Inc.	1,243	65,307
Renesas Electronics Corp.[2]	9,200	118,792
SK Hynix, Inc.	1,900	139,710
STMicroelectronics NV	6,120	144,103
Taiwan Semiconductor Manufacturing Co. Ltd.	35,000	282,701
Texas Instruments, Inc.	808	78,126
Tokyo Electron Ltd.	700	132,162
		1,831,023

Software—1.8%
Activision Blizzard, Inc.	592	38,770
Check Point Software Technologies Ltd.[2]	159	18,716
Dassault Systemes SE	815	86,571
Microsoft Corp.	3,319	276,074
Oracle Corp.	1,191	60,622
SAP SE	4,537	516,125
Snap, Inc., Cl. A2	3,089	47,385
Synopsys, Inc.[2]	670	57,968

23 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Software (Continued)
Temenos Group AG	1,305	$150,744
		1,252,975

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	5,328	900,645
HP, Inc.	2,194	47,281
Samsung Electronics Co. Ltd.	61	150,162
Western Digital Corp.	1,195	106,678
		1,204,766

Materials—2.8%
Chemicals—1.4%
Air Liquide SA	1,614	205,572
Akzo Nobel NV	686	62,113
Albemarle Corp.	143	20,147
DowDuPont, Inc.	1,692	122,349
Eastman Chemical Co.	783	71,104
Essentra plc	6,832	48,289
Linde AG2	429	92,121
Novozymes AS, Cl. B	1,668	92,128
PPG Industries, Inc.	1,247	144,951
Sika AG	11	81,507
Westlake Chemical Partners LP1	1,350	30,038
		970,319

Construction Materials—0.3%
Indocement Tunggal Prakarsa Tbk PT	15,000	24,903
James Hardie Industries plc	2,932	44,793
UltraTech Cement Ltd.	548	37,235
Vulcan Materials Co.	717	87,295
		194,226

Containers & Packaging—0.2%
CCL Industries, Inc., Cl. B	2,252	108,541
WestRock Co.	748	45,875
		154,416

Metals & Mining—0.9%
Agnico Eagle Mines Ltd.	690	30,795
Alrosa PJSC	18,425	23,772
Anglo American plc	8,040	151,486
Compass Minerals International, Inc.	324	21,254
Glencore plc[2]	25,110	120,899
Grupo Mexico SAB de CV	14,594	47,455
Korea Zinc Co. Ltd.	158	72,295
Newcrest Mining Ltd.	4,800	81,887
Polyus PJSC, GDR[3]	300	12,315

24 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Metals & Mining (Continued)
Zhaojin Mining Industry Co. Ltd., Cl. H	48,500	$39,510
		601,668

Telecommunication Services—1.9%
Diversified Telecommunication Services—1.3%
AT&T, Inc.	1,641	55,220
BT Group plc, Cl. A	12,238	42,318
Iliad SA	322	80,421
Inmarsat plc	4,588	37,846
Nippon Telegraph & Telephone Corp.	7,500	363,390
Spark New Zealand Ltd.	48,466	122,087
Verizon Communications, Inc.	4,052	193,969
		895,251

Wireless Telecommunication Services—0.6%
China Mobile Ltd.	5,000	50,255
Rogers Communications, Inc., Cl. B	2,229	115,657
SK Telecom Co. Ltd.	494	116,443
SoftBank Group Corp.	1,000	88,499
Vodafone Group plc	20,409	58,391
		429,245

Utilities—0.9%
Electric Utilities—0.6%
Edison International	1,421	113,609
Entergy Corp.	574	49,513
NextEra Energy, Inc.	135	20,935
PG&E Corp.	4,586	264,933
		448,990

Gas Utilities—0.1%
AmeriGas Partners LP1	915	41,403

Multi-Utilities—0.2%
National Grid plc	10,951	131,789
SCANA Corp.	259	11,173
		142,962
Total Common Stocks (Cost $35,510,663)		43,037,923

Preferred Stocks—0.1%
Lojas Americanas SA, Preference	10,460	56,212
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	32,510	4,974
Total Preferred Stocks (Cost $48,626)		61,186

	Units
Rights, Warrants and Certificates—0.0%
Banco Santander SA Rts., Strike Price 1EUR, Exp. 11/15/17[2]	22,421	1,071
Ferrovial SA Rts., Strike Price 1EUR, Exp. 11/13/17[2]	7,559	3,636
Total Rights, Warrants and Certificates (Cost $4,607)		4,707

25 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
U.S. Government Obligation—1.8%
United States Treasury Bonds, 2.875%, 8/15/45[4] (Cost $1,246,306)		$1,259,000	$1,260,082

Foreign Government Obligations—7.1%
Arab Republic of Egypt, 15.00% Unsec. Nts., 10/3/20	EGP	250,000	13,991
Argentine Republic:
16.00% Bonds, 10/17/23	ARS	265,000	15,267
24.756% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[5]	ARS	1,038,000	61,941
27.146% [ARPP7DRR] Unsec. Nts., 6/21/20[5]	ARS	400,000	24,286
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/19	BRL	580,000	182,461
10.00% Unsec. Nts., 1/1/21	BRL	1,315,000	412,597
10.00% Unsec. Nts., 1/1/23	BRL	260,000	80,855
17.517% Unsec. Nts., 5/15/45[6]	BRL	25,000	25,380
18.077% Unsec. Nts., 8/15/22[6]	BRL	65,000	63,400
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	6,400,000	28,926
Series 25/B, 5.50% Bonds, 6/24/25	HUF	35,100,000	162,559
Series 27/A, 3.00% Bonds, 10/27/27	HUF	5,000,000	19,648
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	5,000,000	150,818
Malaysia:
3.26% Sr. Unsec. Nts., 3/1/18	MYR	130,000	30,734
4.24% Sr. Unsec. Nts., 2/7/18	MYR	100,000	23,696
4.378% Sr. Unsec. Nts., 11/29/19	MYR	200,000	48,236
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	1,790,000	65,502
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	70,000,000	112,950
4.50% Bonds, 3/1/26	CLP	15,000,000	23,709
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	220,000,000	75,567
Series B, 7.50% Bonds, 8/26/26	COP	235,000,000	82,027
Series B, 10.00% Bonds, 7/24/24	COP	130,000,000	51,245
Series B, 11.00% Bonds, 7/24/20	COP	160,000,000	59,905
Republic of Indonesia:
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	1,800,000,000	135,697
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	1,170,000,000	98,345
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	1,580,000,000	127,047
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	2,020,000,000	167,558
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	345,000	114,236
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	40,000	13,836
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	170,000	57,978
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	145,000	54,765
Republic of Poland:
Series 0721, 1.75% Bonds, 7/25/21	PLN	530,000	142,651
Series 0726, 2.50% Bonds, 7/25/26	PLN	380,000	97,724
Series 0922, 5.75% Bonds, 9/23/22	PLN	125,000	39,158
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	250,000	17,190
Series 2030, 8.00% Bonds, 1/31/30	ZAR	1,260,000	78,929

26 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

		Principal Amount	Value
Foreign Government Obligations (Continued)
Republic of South Africa: (Continued)
Series 2037, 8.50% Bonds, 1/31/37	ZAR	900,000	$55,513
Series R186, 10.50% Bonds, 12/21/26	ZAR	925,000	70,936
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	2,300,000	156,225
Series R214, 6.50% Bonds, 2/28/41	ZAR	860,000	41,362
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	65,000	16,176
8.80% Bonds, 11/14/18	TRY	60,000	15,294
10.70% Bonds, 2/17/21	TRY	180,000	45,384
11.00% Bonds, 2/24/27	TRY	480,000	122,988
Romania, 5.95% Bonds, 6/11/21	RON	360,000	100,390
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	4,825,000	83,524
Series 6210, 6.80% Bonds, 12/11/19	RUB	7,000,000	118,569
Series 6211, 7.00% Bonds, 1/25/23	RUB	12,000,000	202,529
Series 6212, 7.05% Bonds, 1/19/28	RUB	1,000,000	16,600
Series 6216, 6.70% Bonds, 5/15/19	RUB	18,500,000	313,627
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	2,600,000	123,289
Series M, 8.00% Bonds, 6/11/20	MXN	800,000	42,724
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	200,000	10,903
Series M10, 8.50% Bonds, 12/13/18	MXN	2,750,000	145,659
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	930,000	52,972
Series M20, 10.00% Bonds, 12/5/24	MXN	2,200,000	133,201
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	320,000	18,439
Series M30, 10.00% Bonds, 11/20/36	MXN	350,000	22,891
Total Foreign Government Obligations (Cost $4,840,884)			4,870,009

	Counter- party		Exercise Price	Expiration Date		Notional Amount (000’s)		Contracts (000’s)
Over-the-Counter Option Purchased—0.0%
CLP Currency Put[2] (Cost $1,511)	GSCO-OT	CLP	637.000	1/12/18	CLP	5,096,000	CLP	71,000	1,846

		Principal Amount
Short-Term Notes—0.1%
Arab Republic of Egypt Treasury Bills, 17.25%, 7/3/18[7]	EGP	1,000,000	50,622
Arab Republic of Egypt Treasury Bills, 17.946%, 4/3/18[7]	EGP	700,000	37,044
Total Short-Term Notes (Cost $87,688)			87,666

		Shares
Investment Companies—27.6%
Oppenheimer Fundamental Alternatives Fund, Cl. I8		175,626	4,917,533
Oppenheimer Global High Yield Fund, Cl. I8		319,923	3,045,667
Oppenheimer Global Multi Strategies Fund, Cl. I8		167,965	3,987,489
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[8,9]		3,085,963	3,085,963
Oppenheimer Master Loan Fund, LLC[8]		96,613	1,612,269

27 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Investment Companies (Continued)
Oppenheimer Senior Floating Rate Fund, Cl. I8	284,864	$2,304,550
Total Investment Companies (Cost $18,677,383)		18,953,471
Total Investments, at Value (Cost $60,417,668)	99.2%	68,276,890
Net Other Assets (Liabilities)	0.8	563,579
Net Assets	100.0%	$68,840,469

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $834,073 or 1.21% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,260,082. See Note 6 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares October 31, 2017
Oppenheimer Fundamental Alternatives Fund, Cl. I	120,464	55,162	—	175,626
Oppenheimer Global High Yield Fund, Cl. I	599,838	57,164	337,079	319,923
Oppenheimer Global Multi Strategies Fund, Cl. I	—	167,965	—	167,965
Oppenheimer Institutional Government Money Market Fund, Cl. E	4,187,545	23,465,931	24,567,513	3,085,963
Oppenheimer Master Loan Fund, LLC	64,963	31,650	—	96,613
Oppenheimer Senior Floating Rate Fund, Cl. I	295,052	12,653	22,841	284,864

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Fundamental Alternatives Fund, Cl. I	$4,917,533	$23,892	$—	$47,583
Oppenheimer Global High Yield Fund, Cl. I	3,045,667	195,756	73,807	49,876
Oppenheimer Global Multi Strategies Fund, Cl. I	3,987,489	—	—	54,543
Oppenheimer Institutional Government Money Market Fund, Cl. E	3,085,963	20,759	—	—

28 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Footnotes to Statement of Investments (Continued)

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Oppenheimer Master Loan Fund,
LLC	$1,612,269	$73,846	[a]	$(3,722)	[a]	$1,126	[a]
Oppenheimer Senior Floating Rate
Fund, Cl. I	2,304,550	102,560		5,599		9,759

Total	$18,953,471	$416,813		$75,684		$162,887

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$38,928,566	57.0%
Japan	3,919,184	5.7
France	3,484,242	5.1
United Kingdom	2,570,783	3.8
Germany	2,049,464	3.0
China	1,983,638	2.9
Switzerland	1,670,299	2.4
Canada	1,301,761	1.9
Russia	1,040,111	1.5
Brazil	986,682	1.4
India	939,907	1.4
Netherlands	869,537	1.3
South Korea	797,186	1.2
Spain	790,822	1.2
Mexico	775,475	1.1
Indonesia	639,414	0.9
South Africa	622,377	0.9
Hong Kong	586,546	0.9
Denmark	388,218	0.6
Colombia	318,526	0.5
Malaysia	287,532	0.4
Poland	285,942	0.4
Taiwan	282,701	0.4
Peru	272,231	0.4
Turkey	247,693	0.4
Thailand	233,302	0.3
Hungary	211,133	0.3
Australia	207,928	0.3
Sweden	179,004	0.3
Philippines	167,030	0.2
Chile	143,472	0.2
New Zealand	122,087	0.2
Argentina	103,897	0.2
Singapore	102,133	0.2

29 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Egypt	$101,657	0.2%
Ireland	101,532	0.2
Romania	100,390	0.1
United Arab Emirates	88,773	0.1
Finland	78,756	0.1
Belgium	70,196	0.1
Uruguay	65,502	0.1
Bermuda	60,323	0.1
Italy	50,878	0.1
Nigeria	21,834	0.0
Israel	18,716	0.0
Vietnam	5,585	0.0
Portugal	3,925	0.0

Total	$68,276,890	100.0%

Forward Currency Exchange Contracts as of October 31, 2017
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	11/2017	BRL	10	USD	3	$—	$32
BAC	12/2017	CLP	467,000	USD	757	—	23,976
BAC	12/2017	MYR	5,450	USD	1,297	3,421	10,766
BAC	12/2017	RUB	71,600	USD	1,237	—	18,105
BAC	12/2017	TRY	10	USD	3	—	81
BAC	11/2017	USD	3	BRL	10	—	5
BAC	12/2017	USD	51	CLP	32,300	583	—
BAC	12/2017	USD	1,122	EUR	950	12,541	—
BAC	12/2017	USD	49	MYR	205	451	—
BAC	12/2017	USD	60	RUB	3,500	304	—
BOA	11/2017	BRL	40	USD	13	—	486
BOA	12/2017	CLP	343,000	USD	557	—	18,200
BOA	12/2017	COP	2,331,000	USD	788	—	24,783
BOA	03/2018	CZK	550	USD	26	—	442
BOA	12/2017	HUF	1,700	USD	7	—	140
BOA	12/2017	IDR	7,662,000	USD	567	—	4,298
BOA	12/2017	INR	11,000	USD	170	—	1,247
BOA	12/2017	KRW	1,285,000	USD	1,139	10,095	—
BOA	12/2017	MXN	200	USD	11	—	464
BOA	12/2017	NOK	8,770	USD	1,123	—	48,285
BOA	12/2017	PLN	20	USD	5	48	—
BOA	12/2017	RON	5	USD	1	—	38
BOA	12/2017	SEK	17,450	USD	2,191	—	101,225
BOA	12/2017	THB	900	USD	27	21	—
BOA	12/2017	TWD	21,000	USD	699	676	1,307
BOA	11/2017	USD	12	BRL	40	—	19
BOA	12/2017	USD	1,357	CAD	1,650	77,442	—
BOA	12/2017	USD	2,211	EUR	1,840	63,068	—
BOA	12/2017	USD	68	IDR	919,200	351	—
BOA	12/2017	USD	102	INR	6,700	—	940
BOA	12/2017	USD	581	JPY	66,000	—	970
BOA	12/2017	USD	860	KRW	970,000	—	7,369

30 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	12/2017	USD	2,147	SEK	17,440	$58,557	$—
BOA	12/2017	USD	3	THB	100	—	16
BOA	12/2017	USD	132	ZAR	1,760	8,660	—
BOA	12/2017	ZAR	50	USD	4	—	174
CITNA-B	12/2017	BRL	20	USD	6	9	—
CITNA-B	12/2017	EUR	2,915	USD	3,450	—	46,149
CITNA-B	12/2017	IDR	1,206,000	USD	89	—	123
CITNA-B	12/2017	JPY	503,000	USD	4,669	—	236,429
CITNA-B	12/2017	MXN	400	USD	22	—	1,538
CITNA-B	12/2017	PLN	50	USD	14	141	—
CITNA-B	12/2017	SEK	11,950	USD	1,500	—	69,339
CITNA-B	12/2017	TRY	770	USD	204	—	3,807
CITNA-B	12/2017	USD	81	ARS	1,470	—	174
CITNA-B	12/2017	USD	39	COP	116,000	1,151	—
CITNA-B	12/2017	USD	949	JPY	106,000	14,222	—
CITNA-B	12/2017	USD	736	MXN	13,880	17,687	—
CITNA-B	12/2017	USD	1,211	NOK	9,680	24,476	—
CITNA-B	12/2017	USD	142	PEN	460	605	—
CITNA-B	12/2017	USD	503	TRY	1,920	4,712	2,157
CITNA-B	12/2017	USD	52	ZAR	680	4,490	—
CITNA-B	12/2017	ZAR	30	USD	2	—	60
DEU	12/2017	EUR	175	USD	211	—	7,043
DEU	12/2017	NOK	910	USD	118	—	6,171
DEU	12/2017	PLN	6,840	USD	1,925	—	45,131
DEU	12/2017	TRY	7,550	USD	2,152	—	186,239
DEU	12/2017	USD	1,441	CHF	1,365	69,146	—
DEU	12/2017	USD	1,118	EUR	940	20,398	—
DEU	12/2017	USD	227	GBP	170	436	—
DEU	12/2017	USD	146	HUF	37,000	7,600	—
DEU	12/2017	USD	82	RON	315	2,760	—
GSCO-OT	11/2017	BRL	20	USD	6	—	179
GSCO-OT	12/2017	COP	11,000	USD	4	—	109
GSCO-OT	12/2017	IDR	164,000	USD	12	15	2
GSCO-OT	12/2017	INR	7,200	USD	108	2,251	—
GSCO-OT	12/2017	MXN	700	USD	37	66	1,092
GSCO-OT	12/2017	MYR	60	USD	14	4	52
GSCO-OT	12/2017	PHP	100	USD	2	—	6
GSCO-OT	12/2017	PLN	30	USD	8	66	—
GSCO-OT	12/2017	RON	15	USD	4	—	73
GSCO-OT	12/2017	RUB	6,200	USD	107	—	1,269
GSCO-OT	12/2017	TRY	70	USD	19	—	537
GSCO-OT	11/2017 - 12/2017	USD	152	BRL	500	—	384
GSCO-OT	12/2017	USD	0[1]	COP	1,000	12	—
GSCO-OT	12/2017	USD	22	IDR	304,000	65	—
GSCO-OT	12/2017	USD	3	INR	200	—	28
GSCO-OT	12/2017	USD	11	MXN	200	484	—
GSCO-OT	12/2017	USD	628	MYR	2,635	5,295	214
GSCO-OT	12/2017	USD	3	PEN	10	—	6

31 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	12/2017	USD	1	ZAR	10	$24	$—
HSBC	12/2017	CNH	990	USD	148	449	—
HSBC	12/2017	COP	2,141,000	USD	727	—	25,988
HSBC	12/2017	DKK	760	USD	123	—	4,136
HSBC	12/2017	HUF	1,000	USD	4	7	—
HSBC	12/2017	MXN	200	USD	11	—	483
HSBC	12/2017	PLN	20	USD	5	22	—
HSBC	12/2017	THB	200	USD	6	—	34
HSBC	12/2017	USD	224	CHF	220	2,432	—
HSBC	12/2017	USD	2,357	GBP	1,795	—	29,968
HSBC	12/2017	USD	689	HKD	5,370	197	—
HSBC	12/2017	USD	401	NZD	555	21,576	—
HSBC	12/2017	USD	55	PEN	180	94	—
HSBC	12/2017	USD	550	PLN	2,020	—	5,225
HSBC	12/2017	USD	1,109	SEK	8,770	58,959	—
JPM	12/2017	CLP	370,000	USD	593	91	11,821
JPM	12/2017	COP	399,000	USD	134	—	3,591
JPM	12/2017 - 03/2018	EUR	500	USD	592	125	7,704
JPM	12/2017	HKD	1,600	USD	205	—	27
JPM	12/2017	IDR	9,433,000	USD	703	—	10,599
JPM	12/2017	INR	72,200	USD	1,119	9	8,035
JPM	12/2017	JPY	64,000	USD	573	—	9,317
JPM	12/2017	MXN	15,200	USD	837	—	50,276
JPM	12/2017	PHP	2,000	USD	39	—	350
JPM	12/2017	RUB	34,700	USD	592	—	1,973
JPM	12/2017	THB	4,000	USD	121	—	600
JPM	12/2017	TRY	450	USD	127	—	10,098
JPM	12/2017	TWD	33,000	USD	1,108	1,286	11,023
JPM	12/2017	USD	2,063	CNH	13,450	40,700	—
JPM	03/2018	USD	24	EUR	20	757	—
JPM	12/2017	USD	547	IDR	7,339,000	8,001	—
JPM	12/2017	USD	331	ILS	1,160	1,208	—
JPM	12/2017	USD	543	INR	35,000	4,209	—
JPM	12/2017	USD	282	JPY	32,000	—	34
JPM	12/2017	USD	330	KRW	377,000	—	7,364
JPM	12/2017	USD	665	MXN	12,600	12,894	—
JPM	12/2017	USD	235	PHP	12,000	3,703	—
JPM	12/2017	USD	8	RON	30	171	—
JPM	12/2017	USD	435	RUB	25,500	1,910	—
JPM	12/2017	USD	105	SGD	140	1,804	—
JPM	12/2017	USD	303	THB	10,000	1,512	—
TDB	11/2017 - 12/2017	BRL	1,350	USD	416	33	4,088
TDB	12/2017	HUF	1,100	USD	4	—	135
TDB	12/2017	PLN	570	USD	158	—	1,707
TDB	12/2017	USD	691	AUD	861	32,443	—
TDB	11/2017 - 12/2017	USD	516	BRL	1,670	6,710	—
TDB	12/2017	USD	1,665	TRY	6,390	1,413	—

Total Unrealized Appreciation and Depreciation						$615,048	$1,076,255

32 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

1. Currency purchased is less than 500.

Futures Contracts as of October 31, 2017
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)		Value	Unrealized Appreciation (Depreciation)
Canadian Bonds, 10 yr.	Buy	12/18/17	5	CAD	524	$532,633	$8,724
Euro-BUND	Buy	12/7/17	21	EUR	3,934	3,981,166	47,453
Japanese Bonds, 10 yr.	Buy	12/13/17	3	JPY	3,967	3,970,010	3,469
MSCI Emerging Market Index	Buy	12/15/17	52	USD	2,868	2,922,920	55,415
Nikkei 225 Index	Buy	12/7/17	5	JPY	843	965,217	122,676
S&P 500 E-Mini Index	Buy	12/15/17	17	USD	2,094	2,186,838	92,572
SPI 200 Index	Buy	12/21/17	13	AUD	1,420	1,464,574	44,749
STOXX Europe 600 Index	Buy	12/15/17	181	EUR	3,933	4,161,939	228,504
United Kingdom Long Bonds, 10 yr.	Buy	12/27/17	8	GBP	1,314	1,321,031	7,133
United States Treasury Long Bonds	Buy	12/19/17	5	USD	778	762,344	(15,438)
United States Treasury Nts., 10 yr.	Buy	12/19/17	25	USD	3,168	3,123,438	(44,768)

							$550,489

Over-the-Counter Options Written at October 31, 2017
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		CLP		CLP

CLP Currency Put	GSCO-OT	662.000	1/12/18	(74,000)	CLP 5,296,000	$459	$(518)
		CLP		CLP

CLP Currency Call	GSCO-OT	615.000	1/12/18	(69,000)	CLP 4,920,000	629	(345)

Total Over-the-Counter Options Written						$1,088	$(863)

Centrally Cleared Interest Rate Swaps at October 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)
GSCOI	Pay	MXN TIIE BANXICO	7.350%	3/11/22	MXN 2,200	$549	$549
JPM	Receive	BZDI	9.395	1/2/23	BRL 440	1,723	1,723
JPM	Pay	BZDI	8.840	1/4/21	BRL 1,195	(2,314)	(2,314)
JPM	Receive	BZDI	7.535	1/2/19	BRL 1,285	(576)	(576)
JPM	Receive	BZDI	7.720	7/2/18	BRL 2,960	(3,222)	(3,222)
JPM	Pay	BZDI	10.500	7/1/20	BRL 3,575	(1,360)	(1,360)
	Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22	USD 105	(438)	(438)

33 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)
SIB	Pay	BZDI	9.465%	1/2/25	BRL 235	$(1,633)	$(1,633)
SIB	Pay	BZDI	10.000	1/2/25	BRL 255	(265)	(265)
UBS	Pay	MXN TIIE BANXICO	6.860	7/21/22	MXN 4,100	(3,208)	(3,208)

Total Centrally Cleared Interest Rate Swaps						$(10,744)	$(10,744)

Over-the-Counter Interest Rate Swaps at October 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value	Unrealized Appreciation (Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.250%	9/29/22	INR	6,200	$(115)	$(115)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.350	6/5/22	INR	15,000	1,110	1,110
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.290	9/28/22	INR	12,500	188	188
BOA	Pay	Three-Month MYR KLIBOR BNM	3.290	10/27/18	MYR	570	(336)	(336)
BOA	Pay	Three-Month MYR KLIBOR BNM	3.470	10/27/21	MYR	950	(2,136)	(2,136)
CITNA-B	Pay	Six-Month CLP TNA	3.410	9/20/22	CLP	50,000	(194)	(194)
GSCOI	Pay	Three-Month KRW CD KSDA	2.090	10/25/19	KRW	243,000	(173)	(173)
GSCOI	Receive	Three-Month KRW CD KSDA	2.088	10/25/22	KRW	50,000	163	163
GSCOI	Receive	Three-Month COP IBR OIS Compound	5.175	4/20/20	COP	545,000	1,773	1,773
GSCOI	Receive	1 Time COP IBR OIS Compound	5.010	7/14/18	COP	1,785,500	(1,710)	(1,710)
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.260	7/14/27	COP	221,100	1,401	1,401
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP	805,000	4,129	4,129
JPM	Pay	BZDI	10.130	7/1/19	BRL	2,125	2,369	2,369

Total Over-the-Counter Interest Rate Swaps							$6,469	$6,469

34 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Over-the-Counter Total Return Swaps at October 31, 2017
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ Depreciation
OAIIX Reference Fund**	GSCOI	Receive	One-Month USD BBA LIBOR plus 100 basis points	6/27/18	USD 1,158	$9,320	$9,320
OAIIX Reference Fund**	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	10/11/18	USD 3,768	23,764	23,764
OAIIX Reference Fund**	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	12/29/17	USD 1,011	6,329	6,329
PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 25 basis points	9/20/18	USD 4,298	13,313	13,313
PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 30 basis points	7/6/18	USD 1,340	18,277	18,277
QOPIX Reference Fund**	GSCOI	Receive	One-Month USD BBA LIBOR plus 100 basis points	6/29/18	USD 4,956	(47,247)	(47,247)

Total Over-the-Counter Total Return Swaps						$23,756	$23,756

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** The Reference Asset is an affiliated Fund.

Reference Asset	Value	Realized Gain/ (Loss)
OAIIX Reference Fund	$39,413	$46,159
QOPIX Reference Fund	(47,247)	89,802

Total	$(7,834)	$135,961

Over-the-Counter Interest Rate Swaptions Written at October 31, 2017
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap Maturing 2/6/23 Call	GSCOI	Pay	Six-Month PLN WIBOR WIBO	2.580%	2/2/18 PLN	875	$ 1,238	$ (1,238)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA

35 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Counterparty Abbreviations (Continued)

CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
t-SGS	Societe Generale
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
UYU	Uruguay Peso
ZAR	South African Rand

36 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Definitions
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NIKKEI 225	225 top-rated Japanese Companies listed on the Tokyo Stock Exchange
OAIIX	Oppenheimer Global Multi Strategies Fund
OIS	Overnight Index Swap
QOPIX	Oppenheimer Fundamental Alternatives Fund
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

37 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $41,740,285)	$49,323,419
Affiliated companies (cost $18,677,383)	18,953,471

68,276,890
Cash	44,710
Cash—foreign currencies (cost $1,415)	1,420
Cash used for collateral on futures	270,000
Cash used for collateral on OTC derivatives	260,000
Cash used for collateral on centrally cleared swaps	28,408
Unrealized appreciation on forward currency exchange contracts	615,048
Swaps, at value	42,723
Affiliated swaps, at Value	39,413
Centrally cleared swaps, at value	2,272
Receivables and other assets:
Investments sold	224,718
Interest and dividends	216,835
Shares of beneficial interest sold	78,834
Variation margin receivable	52,272
Other	43,283

Total assets	70,196,826

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,076,255
Options written, at value (premiums received $1,088)	863
Swaps, at value	4,664
Affilliated swaps, at value	47,247
Centrally cleared swaps, at value	13,016
Swaptions written, at value (premiums received $1,238)	1,238
Payables and other liabilities:
Investments purchased	107,033
Distribution and service plan fees	14,422
Foreign capital gains tax	9,709
Variation margin payable	8,771
Shareholder communications	6,539
Trustees’ compensation	493
Other	66,107

Total liabilities	1,356,357

Net Assets	$68,840,469

38 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Composition of Net Assets
Par value of shares of beneficial interest	$5,926
Additional paid-in capital	59,955,653
Accumulated net investment income	241,650
Accumulated net realized gain on investments and foreign currency transactions	660,056
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,977,184

Net Assets	$68,840,469

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $64,322,965 and 5,535,259 shares of beneficial interest outstanding)	$11.62
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.33

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,700,702 and 147,839 shares of beneficial interest outstanding)	$11.50

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,647 and 1,000 shares of beneficial interest outstanding)	$11.65

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,533,559 and 218,770 shares of beneficial interest outstanding)	$11.58

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $271,596 and 23,310 shares of beneficial interest outstanding)	$11.65

See accompanying Notes to Financial Statements.

39 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF

OPERATIONS For the Year Ended October 31, 2017

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$70,579
Dividends	3,267
Net expenses	(4,396)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	69,450

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $55,181)	734,486
Affiliated companies (net of foreign withholding taxes of $1,136)	342,967
Interest (net of foreign withholding taxes of $8,371)	379,793

Total investment income	1,457,246

Expenses
Management fees	455,098
Distribution and service plan fees:
Class A	9,034
Class C	9,841
Class R	9,885
Transfer and shareholder servicing agent fees:
Class A	126,552
Class C	2,181
Class I	4
Class R	4,376
Class Y	362
Shareholder communications:
Class A	25,578
Class C	5,828
Class R	13,237
Class Y	2,065
Legal, auditing and other professional fees	92,655
Registration fees	80,844
Custodian fees and expenses	52,121
Trustees’ compensation	891
Other	36,316

Total expenses	926,868
Less waivers and reimbursements of expenses	(246,571)

Net expenses	680,297

Net Investment Income	846,399

40 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $2,715)	$2,473,717
Affiliated companies	79,406
Option contracts written	(52,493)
Futures contracts	32,132
Foreign currency transactions	(7,376)
Forward currency exchange contracts	(279,742)
Swap contracts	282,919
Affiliated swap contracts	135,961
Swaption contracts written	1,709
Net realized gain (loss) allocated from:
Oppenheimer Master Loan Fund, LLC	(3,722)

Net realized gain	2,662,511
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	5,432,061
Affiliated companies	161,761
Translation of assets and liabilities denominated in foreign currencies	8,941
Forward currency exchange contracts	(707,757)
Futures contracts	750,956
Option contracts written	225
Swap contracts	(27,484)
Affiliated swap contracts	(36,668)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	1,126

Net change in unrealized appreciation/depreciation	5,583,161

Net Increase in Net Assets Resulting from Operations	$9,092,071

1. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes.

See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment income	$846,399	$701,043
Net realized gain (loss)	2,662,511	(168,676)
Net change in unrealized appreciation/depreciation	5,583,161	847,286

Net increase in net assets resulting from operations	9,092,071	1,379,653

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,538,513)	(430,562)
Class C	(24,896)	(1,003)
Class I	(518)	(94)
Class R	(75,468)	(77)
Class Y	(5,577)	(89)

	(2,644,972)	(431,825)

Distributions from net realized gain:
Class A	—	(1,201)
Class C	—	(3)
Class I	—	—
Class R	—	—
Class Y	—	—

	—	(1,204)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	4,671,912	1,117,784
Class C	1,060,445	451,421
Class I	—	—
Class R	1,092,156	1,209,357
Class Y	163,830	80,106

	6,988,343	2,858,668

Net Assets
Total increase	13,435,442	3,805,292
Beginning of period	55,405,027	51,599,735

End of period (including accumulated net investment income of $241,650 and $1,340,847, respectively)	$68,840,469	$55,405,027

See accompanying Notes to Financial Statements.

42 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.49	$10.30	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.15	0.14	0.02
Net realized and unrealized gain	1.48	0.14	0.28

Total from investment operations	1.63	0.28	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.09)	0.00
Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.50)	(0.09)	0.00

Net asset value, end of period	$11.62	$10.49	$10.30

Total Return, at Net Asset Value[5]	16.26%	2.73%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,323	$53,579	$51,525

Average net assets (in thousands)	$57,577	$50,502	$49,048

Ratios to average net assets:[6]
Net investment income	1.41%[7]	1.38%[7]	1.07%
Total expenses[8]	1.47%[7]	1.42%[7]	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%[7]	1.10%[7]	1.05%

Portfolio turnover rate	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.62%
Year Ended October 31, 2016	1.53%
Period Ended October 30, 2015	1.72%

See accompanying Notes to Financial Statements.

43 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.41	$10.29	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.07	0.04	0.01
Net realized and unrealized gain	1.47	0.15	0.28

Total from investment operations	1.54	0.19	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.07)	0.00
Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.45)	(0.07)	0.00

Net asset value, end of period	$11.50	$10.41	$10.29

Total Return, at Net Asset Value[5]	15.42%	1.88%	2.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,701	$522	$45

Average net assets (in thousands)	$997	$308	$28

Ratios to average net assets:[6]
Net investment income	0.67%[7]	0.36%[7]	0.42%
Total expenses[8]	2.98%[7]	3.05%[7]	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%[7]	1.85%[7]	1.81%

Portfolio turnover rate	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	3.13%
Year Ended October 31, 2016	3.16%
Period Ended October 30, 2015	2.45%

See accompanying Notes to Financial Statements.

44 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class I	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.51	$10.31	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.18	0.16	0.02
Net realized and unrealized gain	1.48	0.13	0.29

Total from investment operations	1.66	0.29	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.09)	0.00

Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.52)	(0.09)	0.00

Net asset value, end of period	$11.65	$10.51	$10.31

Total Return, at Net Asset Value[5]	16.60%	2.91%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12	$11	$10

Average net assets (in thousands)	$11	$10	$10

Ratios to average net assets:[6]
Net investment income	1.66%[7]	1.61%[7]	1.27%
Total expenses[8]	1.21%[7]	1.19%[7]	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%[7]	0.85%[7]	0.84%

Portfolio turnover rate	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.36%
Year Ended October 31, 2016	1.30%
Period Ended October 30, 2015	1.41%

See accompanying Notes to Financial Statements.

45 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.47	$10.30	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.13	0.04	0.01
Net realized and unrealized gain	1.47	0.21	0.29

Total from investment operations	1.60	0.25	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.08)	0.00
Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.49)	(0.08)	0.00

Net asset value, end of period	$11.58	$10.47	$10.30

Total Return, at Net Asset Value[5]	16.03%	2.43%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,533	$1,204	$10

Average net assets (in thousands)	$1,995	$226	$10

Ratios to average net assets:[6]
Net investment income	1.17%[7]	0.43%[7]	0.77%
Total expenses[8]	2.57%[7]	2.07%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%[7]	1.33%[7]	1.33%

Portfolio turnover rate	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.72%
Year Ended October 31, 2016	2.18%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

46 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class Y	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.51	$10.31	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.17	0.12	0.02
Net realized and unrealized gain	1.47	0.17	0.29

Total from investment operations	1.64	0.29	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.09)	0.00
Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.50)	(0.09)	0.00

Net asset value, end of period	$11.65	$10.51	$10.31

Total Return, at Net Asset Value[5]	16.41%	2.86%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271	$89	$10

Average net assets (in thousands)	$165	$23	$10

Ratios to average net assets:[6]
Net investment income	1.57%[7]	1.13%[7]	1.17%
Total expenses[8]	2.65%[7]	1.52%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%[7]	0.94%[7]	0.94%

Portfolio turnover rate	54%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.80%
Year Ended October 31, 2016	1.63%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

47 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS October 31, 2017

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly known as Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on August 27, 2015.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized

48 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio

49 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

2. Significant Accounting Policies (Continued)

securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund paid interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$1,255,874	$—	$7,769,287

1. At period end, the Fund elected to defer $145,533 of late year ordinary losses.

2. During the reporting period, the Fund utilized $1,282,776 of capital loss carryforward to offset capital gains realized in that fiscal year.

50 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[4]
$11,852	$699,376	$711,228

4. $11,713, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary income	$1,878,138	$422,290
Long-term capital gain	766,834	10,739

Total	$2,644,972	$433,029

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$60,654,171
Federal tax cost of other investments	24,812,104

Total federal tax cost	$85,466,275

Gross unrealized appreciation	$9,427,563
Gross unrealized depreciation	(1,658,276)

Net unrealized appreciation	$7,769,287

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

51 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt

52 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used

53 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

3. Securities Valuation (Continued)

in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,799,109	$3,986,191	$—	$6,785,300
Consumer Staples	1,772,576	2,057,428	—	3,830,004
Energy	2,349,340	353,934	—	2,703,274
Financials	4,469,200	2,404,974	—	6,874,174
Health Care	2,472,977	1,456,657	—	3,929,634
Industrials	1,939,239	4,190,919	—	6,130,158
Information Technology	5,299,110	3,607,789	—	8,906,899
Materials	767,039	1,153,590	—	1,920,629
Telecommunication Services	364,846	959,650	—	1,324,496
Utilities	501,566	131,789	—	633,355
Preferred Stocks	61,186	—	—	61,186
Rights, Warrants and Certificates	1,071	3,636	—	4,707
U.S. Government Obligation	—	1,260,082	—	1,260,082
Foreign Government Obligations	—	4,870,009	—	4,870,009
Over-the-Counter Option Purchased	—	1,846	—	1,846
Short-Term Notes	—	87,666	—	87,666
Investment Companies	17,341,202	1,612,269	—	18,953,471

Total Investments, at Value	40,138,461	28,138,429	—	68,276,890
Other Financial Instruments:
Swaps, at value	—	42,723	—	42,723
Centrally cleared swaps, at value	—	2,272	—	2,272

54 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments: (Continued)
Affiliated swaps, at value	$—	$39,413	$—	$39,413
Futures contracts	610,695	—	—	610,695
Forward currency exchange contracts	—	615,048	—	615,048

Total Assets	$40,749,156	$28,837,885	$—	$69,587,041

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(4,664)	$—	$(4,664)
Centrally cleared swaps, at value	—	(13,016)	—	(13,016)
Affiliated swaps, at value	—	(47,247)	—	(47,247)
Options written, at value	—	(863)	—	(863)
Futures contracts	(60,206)	—	—	(60,206)
Forward currency exchange contracts	—	(1,076,255)	—	(1,076,255)
Swaptions written, at value	—	(1,238)	—	(1,238)

Total Liabilities	$(60,206)	$(1,143,283)	$—	$(1,203,489)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Assets Table
Investments, at
Value:
Common Stocks
Consumer
Discretionary	$127,769	$–	$–	$(127,769)
Consumer
Staples	42,621	(55,549)	55,549	(42,621)
Financials	226,983	–	–	(226,983)
Health Care	34,004	–	–	(34,004)
Industrials	23,752	–	–	(23,752)
Information
Technology	85,292	–	–	(85,292)
Materials	29,160	–	–	(29,160)
Preferred Stocks	95,718	–	–	(95,718)

Total Assets	$665,299	$(55,549)	$55,549	$(665,299)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation

55 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

3. Securities Valuation (Continued)

determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

56 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.1% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

57 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 84% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income

58 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

5. Market Risk Factors (Continued)

securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

59 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $24,689,345 and $27,033,924, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures

60 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $17,682,382 and $2,636,162 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $13,867 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing

61 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $27 and $228 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

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6. Use of Derivatives (Continued)

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $29,076 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no currency swap agreements outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $903,494 and $2,327,707 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk

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NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $18,506,556 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not

64 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $356 on written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the

65 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

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6. Use of Derivatives (Continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$220,216	$(212,990)	$—	$—	$7,226
Barclays Bank plc	17,300	(17,300)	—	—	—
Citibank NA	99,083	(99,083)	—	—	—
Deutsche Bank AG	100,340	(100,340)	—	—	—
Goldman Sachs Bank USA	10,128	(4,814)	—	—	5,314

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NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Goldman Sachs International	$12,657	$(12,657)	$—	$—	$—
HSBC Bank USA NA	83,736	(65,834)	—	—	17,902
JPMorgan Chase Bank
NA	84,878	(84,878)	—	—	—
Societe Generale	30,093	—	—	—	30,093
Toronto Dominion
Bank	40,599	(5,930)	—	—	34,669

	$699,030	$(603,826)	$—	$—	$95,204

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(212,990)	$212,990	$—	$—	$—
Barclays Bank plc	(52,965)	17,300	—	—	(35,665)
Citibank NA	(359,970)	99,083	—	260,000	(887)
Deutsche Bank AG	(244,584)	100,340	—	—	(144,244)
Goldman Sachs Bank
USA	(4,814)	4,814	—	—	—
Goldman Sachs
International	(50,368)	12,657	—	—	(37,711)
HSBC Bank USA NA	(65,834)	65,834	—	—	—
JPMorgan Chase Bank NA	(132,812)	84,878	—	—	(47,934)
Toronto Dominion
Bank	(5,930)	5,930	—	—	—

	$(1,130,267)	$603,826	$—	$260,000	$(266,441)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

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6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Equity contracts	Affiliated swaps, at value	$39,413		Swaps, at value	$47,247
Credit contracts	Swaps, at value	31,590
Interest rate contracts	Swaps, at value	11,133		Swaps, at value	4,664
Interest rate contracts	Centrally cleared swaps, at value	2,272		Centrally cleared swaps, at value	13,016
Equity contracts	Variation margin receivable	50,034	*	Variation margin payable	6,064	*
Interest rate contracts	Variation margin receivable Unrealized appreciation on	2,238	*	Variation margin payable Unrealized depreciation on	2,707	*
Forward currency exchange contracts	forward currency exchange contracts	615,048		forward currency exchange contracts	1,076,255
Forward currency exchange contracts				Options written, at value	863
Interest rate contracts				Swaptions written, at value	1,238
Forward currency exchange contracts	Investments, at value	1,846	**

Total		$753,574			$1,152,054

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts

Credit contracts	$—	$—	$—	$—
Equity contracts	(22,191)	—	—	561,805
Forward currency exchange contracts	(103,708)	—	(52,493)	—
Interest rate contracts	—	1,709	—	(300,130)
Volatility contracts	—	—	—	(229,543)

Total	$(125,899)	$1,709	$(52,493)	$32,132

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NOTES TO STATEMENT OF INVESTMENTS Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Affiliated swap contracts	Total

Credit contracts	$—	$122,948	$—	$122,948
Equity contracts	—	153,232	135,961	828,807
Forward currency exchange contracts	(279,742)	5,257	—	(430,686)
Interest rate contracts	—	1,482	—	(296,939)
Volatility contracts	—	—	—	(229,543)

Total	$(279,742)	$282,919	$135,961	$(5,413)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions*	Option contracts written	Futures contracts	Forward currency exchange contracts

Credit contracts	$—	$—	$—	$—
Equity contracts	—	—	570,512	—
Forward currency exchange contracts	1,846	225	—	(707,757)
Interest rate contracts	—	—	180,444	—

Total	$1,846	$225	$750,956	$(707,757)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Affiliated swap contacts	Total

Credit contracts	$62,313	$—	$62,313
Equity contracts	(92,191)	(36,668)	441,653
Forward currency exchange contracts	—	—	(705,686)
Interest rate contracts	2,394	—	182,838

Total	$(27,484)	$(36,668)	$(18,882)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	467,114	$5,115,465	110,293	$1,145,240
Dividends and/or distributions reinvested	6,529	65,222	51	507
Redeemed	(46,554)	(508,775)	(2,664)	(27,963)

Net increase	427,089	$4,671,912	107,680	$1,117,784

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7. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class C
Sold	118,835	$1,285,239	54,603	$542,162
Dividends and/or distributions reinvested	2,457	24,449	95	936
Redeemed	(23,581)	(249,243)	(8,867)	(91,677)

Net increase	97,711	$1,060,445	45,831	$451,421

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R
Sold	150,020	$1,587,760	114,762	$1,217,684
Dividends and/or distributions reinvested	7,520	74,979	—	2
Redeemed	(53,753)	(570,583)	(779)	(8,329)

Net increase	103,787	$1,092,156	113,983	$1,209,357

Class Y
Sold	19,743	$217,187	7,673	$81,837
Dividends and/or distributions reinvested	507	5,076	—	—
Redeemed	(5,451)	(58,433)	(162)	(1,731)

Net increase	14,799	$163,830	7,511	$80,106

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$33,944,012	$30,290,814
U.S. government and government agency obligations	—	724,541

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $4.0 billion	0.65
Over $5.0 billion	0.60

71 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

72 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2017	$19,995	$—	$773	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.10% for Class A shares, 1.85% for

73 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$112,364
Class C	9,571
Class I	22
Class R	20,828
Class Y	2,521

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$7,313
Class C	135
Class R	262
Class Y	22

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $93,533 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

74 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi-Asset Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Multi-Asset Growth Fund, including the statement of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from August 27, 2015 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi-Asset Growth Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from August 27, 2015 to October 31, 2017, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 21, 2017

75 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

76 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Barings, LLC (“Barings”) and OFI SteelPath, Inc. (“OFI SteelPath”), whereby OFI SteelPath and Barings provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “OFI SteelPath” and “Barings” are referred to as the “Sub-Sub Advisers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Advisers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Advisers’ services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Advisers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub Advisers’ key personnel who provide such services. The Sub-Sub Advisers duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and for OFI SteelPath, securities trading services. OFI, among other duties, provides full portfolio management and investment advice, oversight of the Sub-Sub Advisers, securities trading, and clearance and settlement support services to the Funds, which, among other things, involve the management of large pools of cash and require expertise in analyzing and selecting investments and instruments. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing

77 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-

ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Unaudited / Continued

certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Alessio de Longis, Dokyoung Lee and Benjamin Rockmuller, the portfolio managers for the Fund, and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ and Sub-Sub Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub Advisers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the world allocation category. The Board noted that the Fund’s one-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub Advisers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world allocation funds with comparable asset levels and distribution features. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the

78 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares, and 0.95% for Class Y shares, and that the expense limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee and total expenses, after waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers and the Sub-Sub Advisers. The Board considered information regarding the Managers’ and Sub-Sub Advisers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub Advisers’ profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub Advisers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub Advisers. In addition to considering the profits realized by the Managers and Sub-Sub Advisers, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Advisers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

79 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

80 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2015) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2015) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of

81 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2015) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2015) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

82 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Joel W. Motley, Trustee (since 2015) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2015) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2015) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer (since 2015) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, de Longis, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2015) Year of Birth: 1965	Chief Investment Officer, Asset Allocation and Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013) as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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Dokyoung Lee, Vice President (since 2015) Year of Birth: 1965	Director of Research, Global Multi-Asset Group and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994- 2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2015) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub- Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

Alessio de Longis, Vice President (since 2015) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006). A portfolio manager and an officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $50,700 in fiscal 2017 and $44,800 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2017 and $6,693 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, internal controls, custody audits and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $28,815 in fiscal 2017 and $2,290 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $690,716 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $705,703 in fiscal 2017 and $1,297,984 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 12/11/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date: 12/11/2017